UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23166

(Investment Company Act File Number)

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Name and Address of Agent for Service)

(312) 832-1440

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2021

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2021

# Annual Report

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.
(OPP)

RN

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Table of Contents

Performance Overview	2
Schedule of Investments	7
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets Attributable to Common Shareholders	27
Statement of Cash Flows	29
Financial Highlights	32
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	47
Dividend Reinvestment Plan	48
Additional Information	50
Summary of Updated Information Regarding the Fund	51
Directors and Officers	74

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2021 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth/DoubleLine Strategic Opportunity Fund (“the Fund”) seeks to achieve its investment objective by allocating its Managed Assets among the two principal investment strategies described below:

Tactical Closed-End Fund Income Strategy (10% - 35% of Managed Assets): This strategy seeks to (i) generate returns through investments in closed-end funds, exchange-traded funds and business development companies (collectively, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with closed-end funds.

Opportunistic Income Strategy (65% - 90% of Managed Assets): This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts. At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

RiverNorth Capital Management, LLC (“RiverNorth”) allocates the Fund’s Managed Assets among two principal strategies: Tactical Closed-End Fund (CEF) Income Strategy and Opportunistic Income Strategy. RiverNorth manages the Tactical Closed-End Fund Income Strategy and DoubleLine Capital, LP (DoubleLine) manages the Opportunistic Income Strategy.

RiverNorth determines which portion of the Fund’s assets is allocated to each strategy based on market conditions. The Fund may allocate between 10% to 35% of its Managed Assets to the Tactical CEF Income Strategy and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy.

The Tactical CEF Income Strategy typically invests in CEFs, business development companies (BDCs), special purpose acquisition companies (SPACs) and exchange-traded funds (ETFs). The Opportunistic Income Strategy primarily invests in agency and non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) seeking to derive value from inefficiencies within the subsectors of the fixed income market while maintaining active risk constraints.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2021

	Annualized
TOTAL RETURN(1)	1 Year	3 Years(3)	Since Inception(2)(3)
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – NAV(4)	16.88%	6.30%	6.06%
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – Market(5)	28.67%	9.35%	6.21%
Bloomberg Barclays U.S. Aggregate Bond Index(6)	-0.33%	5.34%	3.04%

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2021 (Unaudited)

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on September 28, 2016.
(3)	Annualized.
(4)	Performance returns are net of management fees and other Fund expenses.
(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

(6)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2021 is 1.88% (excluding interest on facility loan payable). Including interest on facility loan payable, the expense ratio is 2.10%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

RiverNorth Tactical Closed-End Fund Income Sleeve

The RiverNorth sleeve’s exposure to closed-end funds that invest in lower credit quality securities benefited performance as the NAV returns of these funds generally outperformed the Fund’s benchmark over the Period.

DoubleLine Opportunistic Income Sleeve

During the Period, the DoubleLine sleeve sharply outperformed the Index return of -0.33%. The primary drivers of the outperformance were duration positioning and asset allocation. In terms of duration positioning, the Fund's portfolio consistently maintained a lower duration than the Index which bolstered relative performance as 10-year and 30-year U.S. Treasury yields rose by 81 and 68 basis points (bps), respectively, during this performance window. As for asset allocation, the Fund's portfolio maintained a larger exposure to credit assets than the Index, consistent with its opportunistic mandate. The overweighting of various credit sectors was a significant driver of outperformance as the US economy made large strides in recovering from the Pandemic and fixed income credit assets performed especially well. The largest contributors to Portfolio performance were asset-backed securities (ABS), non-agency CMBS, and non-agency RMBS. The ABS and non-agency CMBS allocations were more severely impacted by the COVID-19 pandemic than other asset classes due to their exposure to the travel and leisure segment of the economy, so they stood the most to gain from a successful vaccine rollout in the U.S. The only sector that detracted from performance was Agency RMBS, which understandably experienced some duration-related price declines as U.S. interest rates moved higher. As of June 30, 2021, the Fund's portfolio had a duration of 3.10 years and an estimated yield-to-maturity of 5.04%.

Annual Report | June 30, 2021	3

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2021 (Unaudited)

HOW WAS THE RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND POSITIONED AT THE END OF JUNE 2021?

The Fund's Managed Assets were allocated 20% RiverNorth Tactical Closed-End Fund Income and 80% DoubleLine Opportunistic Income. The biggest sector allocations were to non-agency MBS, agency MBS and bank loans. The Fund has utilized a preferred issuance and line of credit to leverage the portfolio approximately 27%.

DEFINITIONS:

Basis Points (BPS) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Asset-Backed Securities (ABS) are investment securities—a bond or note—which is collateralized by a pool of assets, such as loans, leases, credit card debt, royalties, or receivables.

Mortgage-Backed Securities (MBS) are asset-backed securities that are secured by a mortgage or collection of mortgages.

Residential Mortgage-Backed Securities (RMBS) are fixed-income investment products that are backed by mortgages on residential properties rather than commercial real estate.

Commercial Mortgage-Backed Securities (CMBS) are fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Special Purpose Acquisition Company (SPAC) - A SPAC is a company with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2021 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: OPP) of $20.00 on September 28, 2016 (commencement of operations) and tracking its progress through June 30, 2021.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of June 30, 2021

% of Net Assets
U.S. Treasury Bond, 1.63%, 11/15/2050	9.25%
Legacy Mortgage Asset Trust, 4.25%, 04/25/2059	2.76%
Oxford Square Capital Corp., 0.00%, 03/30/2024	2.64%
Legacy Mortgage Asset Trust, 4.50%, 11/25/2059	2.63%
Government National Mortgage Association, 3.50%, 02/20/2047	2.31%
Freddie Mac REMICS, 4.00%, 12/15/2040	2.26%
Option One Mortgage Loan Trust 2006-1, 0.66%, 01/25/2036	1.95%
Barings Global Short Duration High Yield Fund,	1.82%
PRPM LLC, 3.97%, 02/25/2023	1.79%
CHL GMSR Issuer Trust, 2.84%, 05/25/2023	1.75%
29.16%

*	Holdings are subject to change and exclude short-term investments.

Annual Report | June 30, 2021	5

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2021 (Unaudited)

ASSET ALLOCATION as of June 30, 2021^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund and do not include derivatives.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Shares/Description		Value
CLOSED-END FUNDS (10.41%)(a)
53,410	Avenue Income Credit Strategies Fund	$593,919
239,919	Barings Global Short Duration High Yield Fund	4,097,816
49,597	BlackRock Floating Rate Income Strategies Fund, Inc.	657,160
117,145	Blackstone Strategic Credit Fund	1,631,830
86,404	BrandywineGLOBAL -Global Income Opportunities Fund, Inc.	1,089,554
77,386	Eaton Vance Floating-Rate Income Trust	1,113,585
30,321	Eaton Vance Senior Floating-Rate Trust	429,042
64,621	First Trust High Income Long/Short Fund	1,017,781
191,661	Invesco Dynamic Credit Opportunities Fund	2,273,099
764,880	Invesco Senior Income Trust	3,411,365
57,513	Ivy High Income Opportunities Fund	808,058
241,715	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	1,479,296
99,403	Nuveen Floating Rate Income Opportunity Fund	970,173
27,019	Nuveen Mortgage Opportunity Term Fund	564,427
104,791	PGIM Global High Yield Fund, Inc.	1,670,369
10,555	Templeton Emerging Markets Income Fund	84,123
45,062	Wells Fargo Income Opportunities Fund	396,095
210,909	Western Asset High Income Opportunity Fund, Inc.	1,113,600

TOTAL CLOSED-END FUNDS
(Cost $21,340,421)		23,401,292

BUSINESS DEVELOPMENT COMPANIES (2.89%)(a)
283,520	Barings BDC, Inc.	2,993,971
197,667	First Eagle Alternative Capital BDC, Inc.	901,362
389,815	Oaktree Specialty Lending Corp.	2,607,862

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $5,787,864)		6,503,195

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (6.15%)(a)
$135,000	AAdvantage Loyality IP, Ltd., First Lien - Initial Term Loan(b)	3M US L + 3.00%	04/20/28	$140,915
105,000	Aegion Corp., First Lien -Initial Term Loan(b)	3M US L + 4.75%	05/17/28	106,313
513,079	Air Methods Corp., First Lien -Initial Term Loan(b)	3M US L + 3.50%	04/22/24	506,753
563,493	American Tire Distributors, Inc., First Lien - Initial Term Loan(b)	1M US L + 7.50%	09/02/24	564,761
190,000	American Trailer World Corp., First Lien - Initial Term Loan(b)	1M US L + 3.75%	03/03/28	189,971
645,000	Applied Systems, Inc., Second Lien -2021 Term Loan(b)	3M US L + 5.50%	09/19/25	655,803
95,000	Asurion LLC, Second Lien -New B-3 Term Loan(b)	1M US L + 5.25%	01/31/28	95,891

See Notes to Financial Statements.

Annual Report | June 30, 2021	7

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$320,000	Atlas Purchaser, Inc., First Lien -Initial Term Loan(b)	3M US L + 3.00%	05/08/28	$315,533
65,000	Blackhawk Network Holdings, Inc., Second Lien (b)	1M US L + 7.00%	06/15/26	64,838
406,826	Bright Bidco B.V., First Lien -2018 Refinancing B Term Loan(b)	3M US L + 3.50%	06/30/24	341,860
317,464	Cengage Learning, Inc., First Lien -2016 Refinancing Term Loan(b)	3M US L + 4.25%	06/07/23	318,372
250,000	Cengage Learning, Inc., TLB	3M US L + 5.00%	06/29/26	250,626
78,604	ClubCorp Holdings, Inc., First Lien -B Term Loan(b)	3M US L + 2.75%	09/18/24	75,697
765,000	Constant Contact, Inc., Second Lien - Initial Term Loan(b)	3M US L + 7.50%	02/12/29	757,351
230,000	Curium BidCo SARL, Second Lien Term Loan(b)	3M US L + 7.75%	10/27/28	234,600
704,847	Cvent, Inc., First Lien Term Loan(b)	1M US L + 3.75%	11/29/24	697,446
210,735	Cyxtera DC Holdings, Inc., First Lien - Initial Term Loan(b)	3M US L + 3.00%	05/01/24	205,639
295,000	DCert Buyer, Inc., Second Lien -First Amendment Refinancing Term Loan(b)	1M US L + 7.00%	02/19/29	298,443
250,000	DG Investment Intermediate Holdings 2, Inc., Second Lien - Initial Term Loan(b)	1M US L + 6.75%	03/30/29	250,469
48,791	Dhanani Group, Inc., First Lien Term Loan(b)	1M US L + 3.75%	07/20/25	48,547
357,235	Envision Healthcare Corp., First Lien - Initial Term Loan(b)	1M US L + 3.75%	10/10/25	306,999
480,000	Envision Healthcare Corp., First Lien - Series 2020 New Term Loan(b)	1M US L + 3.75%	10/10/25	386,849
443,623	Gainwell Acquisition Corp., First Lien -B Term Loan(b)	3M US L + 4.00%	10/01/27	445,841
117,863	Global Medical Response, Inc., First Lien - 2018 New Term Loan(b)	3M US L + 4.25%	03/14/25	118,325
130,000	Gogo Intermediate Holdings LLC(b)	3M US L + 3.75%	04/30/28	129,968
334,155	Grab Holdings, Inc., First Lien -Initial Term Loan(b)	3M US L + 4.50%	01/29/26	340,002
321,495	Gulf Finance LLC, First Lien -Tranche B Term Loan(b)	1M US L + 5.25%	08/25/23	273,788
225,000	ION Trading Finance, Ltd., First Lien - Initial Dollar (2021) Term Loan(b)	3M US L + 4.75%	04/01/28	226,266
149,251	Ivanti Software, Inc., First Lien -Initial Term Loan(b)	1M US L + 3.00%	12/01/27	149,697

See Notes to Financial Statements.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$2,433	Lealand Finance Company B.V., First Lien - Make-Whole Term Loan(b)	1M US L + 3.00%	06/28/24	$1,582
31,386	Lealand Finance Company B.V., First Lien - Take-Back Term Loan(b)	1M US L + 4.00%	06/30/25	14,477
367,481	Minotaur Acquisition, Inc., First Lien -B Term Loan(b)	1M US L + 4.75%	03/27/26	367,863
206,779	Misys, Ltd., First Lien -Dollar Term Loan(b)	3M US L + 3.50%	06/13/24	203,866
230,000	Misys, Ltd., Second Lien -Dollar Term Loan(b)	3M US L + 7.25%	06/13/25	232,947
445,000	Mitchell International, Inc., Second Lien Initial Term Loan(b)	-1M US L + 7.25%	12/01/25	446,112
202,348	MLN US HoldCo LLC, First Lien -B Term Loan(b)	1M US L + 4.50%	11/30/25	186,237
440,781	OneDigital Borrower LLC, First Lien - Initial Term Loan(b)	3M US L + 4.50%	11/16/27	443,170
14,219	OneDigital Borrower LLC, First Lien - Delayed Draw Term Loan(b)	3M US L + 4.50%	11/16/27	14,296
437,054	Flexistential, First Lien -Initial Term Loan(b)	3M US L + 3.50%	08/01/24	402,869
422,875	Riverbed Technology, Inc., First Lien - 2020 Extension Term Loan(b)	3M US L + 6.00%	12/31/25	402,788
90,000	Solenis Holdings LLC, Second Lien -Initial Term Loan(b)	3M US L + 8.50%	06/26/26	90,326
383,000	Team Health Holdings, Inc., First Lien - Initial Term Loan(b)	1M US L + 2.75%	02/06/24	373,105
220,000	TIBCO Software, Inc., Second Lien (b)	1M US L + 7.25%	03/03/28	223,816
364,062	Travel Leaders Group LLC, First Lien - 2018 Refinancing Term Loan(b)	1M US L + 4.00%	01/25/24	351,456
484,632	Travelport Finance Luxembourg SARL, 1L, 2021(b)	3M US L + 8.00%	02/28/25	509,555
139,415	Travelport Finance SARL, First Lien - Initial Term Loan(b)	3M US L + 5.00%	05/29/26	127,783
560,574	Vantage Specialty Chemicals, Inc., First Lien - Closing Date Term Loan(b)	3M US L + 3.50%	10/28/24	547,905
413,949	WaterBridge Midstream Operating LLC, First Lien - Initial Term Loan(b)	3M US L + 5.75%	06/22/26	397,983

TOTAL BANK LOANS
(Cost $13,444,896)				13,835,699

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES (6.29%)(a)
Financial (6.29%)
2,000,000	Bain Capital Specialty Finance, Inc.	8.50%	06/10/23	$2,106,816

See Notes to Financial Statements.

Annual Report | June 30, 2021	9

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Shares/Description		Rate	Maturity	Value
Financial (continued)
66,132	First Eagle Alternative Capital BDC, Inc.	5.00%	05/25/26	$1,687,689
48,198	First Eagle Alternative Capital BDC, Inc.	6.13%	10/30/23	1,224,229
235,511	Oxford Square Capital Corp.	6.50%	03/30/24	5,946,653
3,150,000	PennantPark Floating Rate Capital, Ltd.	4.25%	04/01/26	3,178,043
				14,143,430
TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $13,803,368)				14,143,430

COMMON STOCKS (2.44%)(a)
50,000	Ares Acquisition Corp.(c)			487,500
107,500	Austerlitz Acquisition Corp. II(c)			1,045,975
52,488	CC Neuberger Principal Holdings II, Class A(c)			519,106
50,000	Churchill Capital Corp. VII(c)			486,500
50,000	Compute Health Acquisition Corp.(c)			491,000
50,000	Conx Corp., Class A(c)			493,000
50,000	FTAC Hera Acquisition Corp.(c)			487,500
75,000	Jaws Mustang Acquisition Corp.(c)			732,000
75,000	KKR Acquisition Holdings I Corp.(c)			736,500
13,637	McDermott International, Ltd.(c)			6,682

TOTAL COMMON STOCKS
(Cost $5,531,077)				5,485,763

PREFERRED STOCKS (0.46%)(a)
39,726	XAI Octagon Floating Rate Alternative Income Term Trust, Series 2026, 6.50%, 3/31/2026			1,026,520

TOTAL PREFERRED STOCKS
(Cost $992,700)				1,026,520

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (5.43%)(a)
$500,000	Apidos CLO XXI(b)(d)	3M US L + 8.25%	07/18/27	$470,869
500,000	Apidos CLO XXIV(b)(d)	3M US L + 5.80%	10/20/30	471,250
500,000	Apidos CLO XXXII(b)(d)	3M US L + 6.75%	01/20/33	503,160
500,000	Bain Capital Credit CLO 2019-3, Ltd.(b)(d)	3M US L + 7.15%	10/21/32	502,432
500,000	Barings CLO, Ltd.(b)(d)	3M US L + 5.82%	10/15/30	501,392
500,000	Canyon Capital CLO, Ltd.(b)(d)	3M US L + 5.75%	07/15/31	480,966

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$500,000	Carlyle Global Market Strategies CLO, Ltd.(b)(d)	3M US L + 5.35%	05/15/31	$460,907
500,000	Carlyle Global Market Strategies CLO, Ltd.(b)(d)	3M US L + 5.50%	10/15/30	463,867
500,000	Carlyle US CLO 2021-1, Ltd.(b)(d)	3M US L + 6.00%	04/15/34	494,913
500,000	Chenango Park CLO, Ltd.(b)(d)	3M US L + 5.80%	04/15/30	489,374
500,000	Dorchester Park CLO DAC(b)(d)	3M US L + 5.00%	04/20/28	495,435
500,000	Fillmore Park CLO, Ltd.(b)(d)	3M US L + 5.40%	07/15/30	486,443
500,000	Goldentree Loan Management US CLO 3, Ltd.(b)(d)	3M US L + 2.85%	04/20/30	497,750
500,000	Milos CLO, Ltd.(b)(d)	3M US L + 6.15%	10/20/30	494,050
500,000	Myers Park CLO, Ltd.(b)(d)	3M US L + 5.50%	10/20/30	493,375
500,000	Neuberger Berman CLO XXIII, Ltd.(b)(d)	3M US L + 5.75%	10/17/27	492,854
500,000	Neuberger Berman Loan Advisers CLO 37, Ltd.(b)(d)	3M US L + 5.75%	07/20/31	500,000
500,000	Neuberger Berman Loan Advisers CLO 42, Ltd.(b)(d)	3M US L + 5.95%	07/16/35	500,000
500,000	Sound Point CLO XXVI, Ltd.(b)(d)	0.00%	07/20/34	495,000
500,000	THL Credit Wind River 2017-3 CLO, Ltd.(b)(d)	3M US L + 7.08%	04/15/35	500,825
500,000	THL Credit Wind River CLO, Ltd.(b)(d)	3M US L + 5.75%	07/15/30	484,084
500,000	Voya CLO 2019-1, Ltd.(b)(d)	3M US L + 6.12%	04/15/31	494,290
500,000	Voya CLO, Ltd.(b)(d)	3M US L + 5.25%	07/15/31	473,125
500,000	Voya CLO, Ltd.(b)(d)	3M US L + 5.95%	07/14/31	467,854
500,000	Webster Park CLO, Ltd.(b)(d)	3M US L + 5.50%	07/20/30	493,750

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $12,379,595)				12,207,965

Principal Amount/Description		Rate	Maturity	Value
CONVERTIBLE CORPORATE BONDS (2.25%)(a)
Financial (2.25%)
1,724,093	BlackRock Capital Investment Corp.	5.00%	06/15/22	1,747,864

See Notes to Financial Statements.

Annual Report | June 30, 2021	11

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Financial (continued)
$997,837	BlackRock TCP Capital Corp.	4.63%	03/01/22	$1,021,586
500,000	Goldman Sachs BDC, Inc.	4.50%	04/01/22	514,400
1,648,448	New Mountain Finance Corp.	5.75%	08/15/23	1,763,922
				5,047,772
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $4,463,721)				5,047,772

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS (3.48%)(a)
Basic Materials (0.13%)
260,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(d)	9.00%	07/01/28	290,425
Communications (0.79%)
275,000	Cengage Learning, Inc.(d)	9.50%	06/15/24	282,231
545,000	Embarq Corp Eq 7.995 06/01/36	8.00%	06/01/36	618,521
360,000	Endure Digital, Inc.(d)	6.00%	02/15/29	356,905
90,000	Frontier Communications Holdings LLC(d)	6.75%	05/01/29	95,874
435,000	Intelsat Jackson Holdings SA(d)(e)	8.50%	10/15/24	258,205
165,000	Uber Technologies, Inc.(d)	6.25%	01/15/28	177,905
				1,789,641
Consumer, Cyclical (0.73%)
155,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.(d)	5.75%	04/20/29	167,787
90,000	Carlson Travel, Inc.(d)	6.75%	12/15/25	83,110
45,000	Carnival Corp.(d)	7.63%	03/01/26	48,938
330,000	Dealer Tire LLC / DT Issuer LLC(d)	8.00%	02/01/28	356,849
60,000	Park River Holdings, Inc.(d)	5.63%	02/01/29	58,463
300,000	PetSmart, Inc. / PetSmart Finance Corp.(d)	7.75%	02/15/29	331,125
190,000	TKC Holdings, Inc.(d)	10.50%	05/15/29	206,253
75,000	United Airlines, Inc.(d)	4.63%	04/15/29	77,719
110,000	WASH Multifamily Acquisition, Inc.(d)	5.75%	04/15/26	114,989
135,000	Wheel Pros, Inc.(d)	6.50%	05/15/29	136,791
59,000	Wolverine Escrow LLC(d)	9.00%	11/15/26	57,742
				1,639,766
Consumer, Non-cyclical (0.54%)
270,000	Air Methods Corp.(d)	8.00%	05/15/25	255,488
160,000	CHS/Community Health Systems, Inc.(d)	6.88%	04/15/29	167,902
40,000	Coty, Inc.(d)	6.50%	04/15/26	40,602
127,656	Pyxus Holdings, Inc.	10.00%	08/24/24	112,138
305,000	Radiology Partners, Inc.(d)	9.25%	02/01/28	338,159

See Notes to Financial Statements.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Consumer, Non-cyclical (continued)
$110,000	Sabre GLBL, Inc.(d)	7.38%	09/01/25	$119,765
200,000	Triton Water Holdings, Inc.(d)	6.25%	04/01/29	200,773
				1,234,827
Energy (0.51%)
250,000	Kosmos Energy, Ltd.(f)	7.13%	04/04/26	248,629
360,000	NGL Energy Operating LLC / NGL Energy Finance Corp.(d)	7.50%	02/01/26	378,450
250,000	PBF Holding Co. LLC / PBF Finance Corp.(d)	9.25%	05/15/25	252,173
250,000	SierraCol Energy Andina LLC(d)	6.00%	06/15/28	253,362
				1,132,614
Financial (0.07%)
155,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(d)	6.50%	02/15/29	155,604

Industrial (0.22%)
30,000	Madison IAQ LLC(d)	5.88%	06/30/29	30,563
365,000	Triumph Group, Inc.(d)	6.25%	09/15/24	371,847
90,000	Triumph Group, Inc.	7.75%	08/15/25	92,700
				495,110
Technology (0.49%)
225,000	Austin BidCo, Inc.(d)	7.13%	12/15/28	231,010
510,000	Castle US Holding Corp.(d)	9.50%	02/15/28	533,945
305,000	Flexential Intermediate Corp.(d)	11.25%	08/01/24	333,784
				1,098,739
TOTAL U.S. CORPORATE BONDS
(Cost $7,698,635)				7,836,726

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (40.41%) (a)
291,835	Alternative Loan Trust(b)	3.31%	12/25/35	282,552
630,139	Alternative Loan Trust	5.50%	11/25/35	492,839
2,231,112	Alternative Loan Trust	5.50%	12/25/35	2,017,017
2,207,263	Alternative Loan Trust	5.75%	03/25/37	1,736,484
2,399,963	Alternative Loan Trust	6.00%	07/25/37	1,639,542
2,098,969	Alternative Loan Trust	6.25%	08/25/37	1,605,393
1,098,848	Alternative Loan Trust	6.50%	09/25/36	795,062
1,830,328	Banc of America Funding Trust(b)	2.82%	05/20/36	1,639,706
1,212,914	Banc of America Mortgage Trust	6.00%	09/25/37	1,223,578
1,479,731	Bear Stearns ALT-A Trust(b)	2.93%	01/25/36	1,444,115
924,772	Bear Stearns ARM Trust(b)	2.91%	07/25/36	891,321
2,849,046	Chase Mortgage Finance Trust Series(b)	1M US L + 0.60%	06/25/37	995,569

See Notes to Financial Statements.

Annual Report | June 30, 2021	13

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$2,440,553	ChaseFlex Trust Series 2007-1	6.50%	02/25/37	$1,335,181
3,930,000	CHL GMSR Issuer Trust(b)(d)	1M US L + 2.75%	05/25/23	3,941,894
1,689,424	CHL Mortgage Pass-Through Trust(b)	2.83%	03/25/37	1,601,865
1,761,772	CHL Mortgage Pass-Through Trust	5.75%	07/25/37	1,329,029
1,816,222	CHL Mortgage Pass-Through Trust(b)	1M US L + 0.60%	03/25/35	1,796,567
578,787	Citigroup Mortgage Loan Trust(b)	2.95%	04/25/37	557,062
1,378,609	Citigroup Mortgage Loan Trust, Inc.(b)	2.77%	10/25/35	1,010,069
801,990	CSFB Mortgage-Backed Pass-Through Certificates	5.50%	10/25/35	574,624
1,674,813	CSMC Mortgage-Backed Trust	6.00%	02/25/37	1,489,167
1,882,569	CSMC Mortgage-Backed Trust	6.75%	08/25/36	1,569,331
2,605,397	Fannie Mae REMICS	0.00%	07/25/43	2,433,981
2,445,232	Fannie Mae REMICS(b)(g)	5.90% - 1M US L %	10/25/41	458,082
6,025,254	Fannie Mae REMICS(b)(g)	6.05% - 1M US L %	07/25/49	1,121,417
2,417,404	Fannie Mae REMICS(b)(g)	6.45% - 1M US L %	03/25/42	469,244
2,148,019	Fannie Mae REMICS(b)(g)	6.50% - 1M US L %	12/25/41	426,704
681,403	Fannie Mae REMICS(b)	7.62% - 1M US L %	11/25/42	710,413
1,236,986	Federal Home Loan Mortgage Corp. REMICS(b)	4.05% - 1M US L %	01/15/33	1,275,195
419,563	First Horizon Alternative Mortgage Securities Trust(b)	2.87%	10/25/35	401,634
14,449,663	Freddie Mac REMICS(g)	2.00%	11/25/50	1,234,838
4,562,697	Freddie Mac REMICS	4.00%	12/15/40	5,078,213
4,397,162	Freddie Mac REMICS(b)(g)	5.90% - 1M US L %	12/15/41	669,332
4,511,630	Freddie Mac REMICS(b)(g)	6.10% - 1M US L %	08/25/50	1,022,707
4,862,631	Government National Mortgage Association	3.50%	02/20/47	5,193,393
7,029,611	Government National Mortgage Association(b)(g)	3.75% - 1M US L %	10/20/50	963,109
10,444,114	Government National Mortgage Association(b)(g)	3.75% - 1M US L %	11/20/50	1,122,293
17,000,000	Government National Mortgage Association(b)(g)	3M US L + 2.44%	06/20/51	1,221,875
11,435,254	Government National Mortgage Association(b)(g)	5.37% - 1M US L %	07/20/44	2,059,185

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$5,284,644	Government National Mortgage Association(b)(g)	6.00% - 1M US L %	05/20/44	$923,889
4,742,279	Government National Mortgage Association(b)(g)	6.30% - 1M US L %	09/20/50	1,177,601
4,809,156	Government National Mortgage Association(b)(g)	6.30% - 1M US L %	10/20/50	1,010,100
4,922,365	Government National Mortgage Association(b)(g)	6.30% - 1M US L %	01/20/51	1,238,042
995,691	Homeward Opportunities Fund Trust 2020-BPL1(d)(h)	5.44%	08/25/25	1,016,456
2,159,419	IndyMac INDX Mortgage Loan Trust(b)	1M US L + 0.25%	09/25/37	2,176,278
5,900,000	Legacy Mortgage Asset Trust(d)(h)	4.50%	11/25/59	5,923,289
1,711,762	Luminent Mortgage Trust(b)	1M US L + 0.40%	05/25/36	1,595,647
1,292,737	Luminent Mortgage Trust(b)	1M US L + 0.42%	05/25/36	1,280,462
400,000	Mello Warehouse Securitization Trust(b)(d)	1M US L + 3.25%	11/25/52	400,598
1,879,389	Nomura Asset Acceptance Corp. Alternative Loan Trust(h)	5.69%	08/25/35	1,250,021
7,816,616	Nomura Asset Acceptance Corp. Alternative Loan Trust(b)	1M US L + 0.54%	02/25/36	1,637,276
1,698,558	RALI Series Trust(b)	5.32%	09/25/37	1,672,860
2,203,329	Residential Asset Securitization Trust	5.75%	02/25/36	1,382,527
2,074,447	Residential Asset Securitization Trust	6.00%	05/25/37	1,711,425
848,052	RFMSI Trust(b)	2.46%	06/25/35	654,473
1,873,386	RFMSI Trust	6.00%	09/25/36	1,779,400
1,936,000	Spruce Hill Mortgage Loan Trust 2020- SH1(b)(d)	4.68%	01/28/50	1,984,629
598,689	Structured Adjustable Rate Mortgage Loan Trust(b)	3.14%	12/25/35	576,907
1,653,209	Structured Adjustable Rate Mortgage Loan Trust(b)	3.58%	09/25/37	1,620,240
317,931	Structured Asset Mortgage Investments II Trust(b)	1.16%	03/25/46	321,682
1,115,785	WaMu Mortgage Pass-Through Certificates Trust(b)	3.03%	08/25/36	1,073,490
1,246,273	WaMu Mortgage Pass-Through Certificates Trust(b)	3.19%	08/25/46	1,230,505

See Notes to Financial Statements.

Annual Report | June 30, 2021	15

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$1,373,176	WaMu Mortgage Pass-Through Certificates Trust(b)	3.29%	03/25/37	$1,380,022

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $94,854,391)				90,847,401

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (9.24%)(a)
23,150,000	U.S. Treasury Bond	1.63%	11/15/50	20,798,828

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $22,000,972)				20,798,828

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS (5.80%)(a)
Basic Materials (0.57%)
200,000	Braskem Idesa SAPI(d)	7.45%	11/15/29	212,664
200,000	Braskem Netherlands Finance BV(f)	5.88%	01/31/50	219,676
200,000	CSN Islands XII Corp.(f)(i)	7.00%	12/31/49	202,345
200,000	Unigel Luxembourg SA(f)	8.75%	10/01/26	217,112
200,000	UPL Corp., Ltd.(b)(i)	5.25%	12/31/49	204,580
250,000	Vedanta Resources Finance II PLC(d)	9.25%	04/23/26	219,666
				1,276,043
Communications (0.42%)
		10.00%
250,000	Oi SA(j)	(10.00%)	07/27/25	257,813
200,000	Sixsigma Networks Mexico SA de CV(f)	7.50%	05/02/25	183,539
300,000	Telecommunications Services of Trinidad & Tobago, Ltd.(f)	8.88%	10/18/29	318,225
80,000	Telesat Canada / Telesat LLC(d)	5.63%	12/06/26	80,400
200,000	TV Azteca SAB de CV(e)	8.25%	08/09/24	101,000
				940,977
Consumer, Non-cyclical (0.34%)
150,000	Atento Luxco 1 SA(d)	8.00%	02/10/26	163,675
150,000	Camposol SA(d)	6.00%	02/03/27	157,029
220,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(d)	7.00%	12/31/27	220,799
200,000	TBLA International Pte, Ltd.	7.00%	01/24/23	191,600
				733,103
Diversified (0.09%)
200,000	ABM Investama Tbk PT(f)	7.13%	08/01/22	193,900

Energy (1.14%)
250,000	AI Candelaria Spain SLU(d)	5.75%	06/15/33	257,755

See Notes to Financial Statements.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Energy (continued)
$200,000	Frontera Energy Corp.(d)	7.88%	06/21/28	$200,756
200,000	FS Luxembourg SARL(d)	10.00%	12/15/25	224,009
250,000	Gran Tierra Energy, Inc.(d)	7.75%	05/23/27	222,503
200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru(f)	6.38%	06/01/28	211,250
200,000	Indika Energy Capital III Pte, Ltd.(f)	5.88%	11/09/24	202,941
200,000	Pertamina Persero PT(f)	4.15%	02/25/60	201,600
300,000	Peru LNG Srl(f)	5.38%	03/22/30	259,754
100,000	Petrobras Global Finance BV	5.50%	06/10/51	100,160
240,000	Petrobras Global Finance BV	6.90%	03/19/49	286,440
200,000	Tullow Oil PLC(d)	10.25%	05/15/26	210,399
197,194	UEP Penonome II SA(d)	6.50%	10/01/38	202,004
				2,579,571
Financial (2.42%)
200,000	Agile Group Holdings, Ltd.(b)(i)	6.88%	12/31/49	202,754
300,000	Alpha Holding SA de CV(d)	9.00%	02/10/25	58,988
200,000	Banco Davivienda SA(b)(d)(i)	10Y US TI + 5.10%	12/31/49	210,337
300,000	Banco do Brasil SA(b)(f)(i)	6.25%	12/31/49	306,681
350,000	Banco do Estado do Rio Grande do Sul SA(b)(d)	5Y US TI + 4.93%	01/28/31	361,154
200,000	Banco General SA(b)(d)(i)	10Y US TI + 3.67%	12/31/49	209,601
100,000	Banco GNB Sudameris SA(b)(f)	5Y US TI + 4.56%	04/03/27	100,401
200,000	Banco GNB Sudameris SA(b)(d)	5Y US TI + 6.66%	04/16/31	203,670
150,000	Banco Macro SA(b)(f)	6.75%	11/04/26	125,066
250,000	Banco Mercantil del Norte SA/Grand Cayman(b)(f)(i)	7.63%	12/31/49	284,188
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b)(i)	8.50%	12/31/49	206,500
300,000	Bangkok Bank PCL(b)(d)(i)	5Y US TI + 4.73%	12/31/49	316,929
200,000	Central China Real Estate, Ltd.	7.25%	07/16/24	174,251
250,000	Credito Real SAB de CV SOFOM ER(b)(f)(i)	9.13%	12/31/49	176,875
200,000	Credivalores-Crediservicios SAS(d)	8.88%	02/07/25	156,733
250,000	Gilex Holding SARL(f)	8.50%	05/02/23	255,359
350,000	Itau Unibanco Holding SA Island(b)(f)(i)	5Y US TI + 3.22%	12/31/49	337,578
200,000	LMIRT Capital Pte, Ltd.	7.25%	06/19/24	208,516
200,000	Logan Group Co., Ltd.(b)(i)	5Y US TI + 6.00%	12/31/49	201,000

See Notes to Financial Statements.

Annual Report | June 30, 2021	17

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Financial (continued)
$250,000	Mexarrend SAPI de CV(d)	10.25%	07/24/24	$237,769
200,000	Operadora de Servicios Mega SA de CV Sofom ER(d)	8.25%	02/11/25	201,500
200,000	RKP Overseas Finance, Ltd.(i)	7.95%	12/31/49	198,100
200,000	Ronshine China Holdings, Ltd.	6.75%	08/05/24	183,501
200,000	Theta Capital Pte, Ltd.	6.75%	10/31/26	197,280
250,000	Unifin Financiera SAB de CV(b)(f)(i)	8.88%	12/31/49	186,718
200,000	Yuzhou Group Holdings Co., Ltd.	8.30%	05/27/25	170,758
				5,472,207
Industrial (0.28%)

200,000	Interpipe Holdings PLC(d)	8.38%	05/13/26	200,166
200,000	Simpar Europe SA(d)	5.20%	01/26/31	205,576
200,000	Tervita Corp.(d)	11.00%	12/01/25	224,346
				630,088
Utilities (0.54%)
200,000	AES Andres BV(d)	5.70%	05/04/28	207,500
250,000	AES Gener SA(b)(f)	7.13%	03/26/79	267,976
200,000	Empresa Electrica Guacolda SA(f)	4.56%	04/30/25	142,970
67,500	Empresa Generadora de Electricidad Itabo SA(f)	7.95%	05/11/26	69,923
250,000	Minejesa Capital BV(f)	5.63%	08/10/37	271,467
250,000	Mong Duong Finance Holdings BV(f)	5.13%	05/07/29	251,250
				1,211,086
TOTAL FOREIGN CORPORATE BONDS
(Cost $12,848,946)				13,036,975

Principal Amount/Description		Rate	Maturity	Value
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (0.33%)(a)
250,000	Brazilian Government International Bond	4.75%	01/14/50	243,265
200,000	El Salvador Government International Bond(f)	7.13%	01/20/50	171,000
300,000	Ukraine Government International Bond(f)	7.25%	03/15/33	313,305
				727,570
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $725,496)				727,570

See Notes to Financial Statements.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (33.12%)(a)
$28,899	Affirm Asset Securitization Trust 2021-Z1(d)	0.00%	08/15/24	$481,422
538,000	AREIT Trust(b)(d)	1M US L + 2.65%	09/16/36	529,194
433,000	Atrium Hotel Portfolio Trust(b)(d)	1M US L + 3.40%	06/15/35	426,387
500,000	Atrium XIII(b)(d)	3M US L + 6.05%	11/21/30	491,357
500,000	Atrium XIV LLC(b)(d)	3M US L + 5.65%	08/23/30	492,652
730,000	BAMLL Commercial Mortgage Securities Trust(b)(d)	2.57%	03/15/34	731,797
631,000	Bancorp Commercial Mortgage Trust(b)(d)	1M US L + 2.35%	03/17/36	628,381
682,000	BBCMS Trust(b)(d)	1M US L + 3.55%	07/15/37	678,883
500,000	BB-UBS Trust(b)(d)	3.68%	06/05/30	412,264
498,000	Benchmark 2018-B4 Mortgage Trust(b)(d)	2.96%	07/17/51	463,044
315,000	BF Mortgage Trust(b)(d)	1M US L + 3.00%	12/15/35	310,812
2,171,875	Blackbird Capital Aircraft Lease Securitization, Ltd.(d)(h)	5.68%	12/16/41	2,091,670
321,000	BX Commercial Mortgage Trust(b)(d)	1M US L + 1.90%	04/15/34	319,791
325,000	BX Trust(b)(d)	4.08%	12/06/41	340,386
316,000	Carbon Capital VI Commercial Mortgage Trust(b)(d)	1M US L + 2.85%	11/15/21	303,448
5,000	Carvana Auto Receivables Trust(d)	0.00%	05/10/28	2,476,640
387,357	Castlelake Aircraft Securitization Trust(d)	6.63%	06/15/43	298,284
1,250,000	Castlelake Aircraft Structured Trust(d)(k)	0.00%	04/15/39	387,500
500,000	CIFC Funding, Ltd.(b)(d)	3M US L + 6.50%	07/15/34	500,000
138,000	Citigroup Commercial Mortgage Trust(d)	2.85%	02/12/49	105,122
475,000	Citigroup Commercial Mortgage Trust(b)(d)	3.50%	12/12/41	375,998
196,000	Citigroup Commercial Mortgage Trust(b)(d)	4.42%	02/12/48	195,432
319,000	Citigroup Commercial Mortgage Trust(b)(d)	1M US L + 3.65%	12/15/36	314,063
320,000	Citigroup Commercial Mortgage Trust 2019-SMRT(b)(d)	4.75%	01/10/36	337,232

See Notes to Financial Statements.

Annual Report | June 30, 2021	19

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$878,000	COMM Mortgage Trust(b)(d)	1M US L + 2.18%	09/15/33	$867,082
286,000	Commercial Mortgage Pass-Through Certificates(b)	4.53%	08/12/48	307,899
428,000	CSAIL 2016-C6 Commercial Mortgage Trust(b)(d)	5.10%	01/15/49	384,752
269,160	DBGS 2018-BIOD Mortgage Trust(b)(d)	1M US L + 2.00%	05/15/35	270,067
416,000	DBJPM 16-C1 Mortgage Trust(b)	3.33%	05/12/49	406,417
500,000	Dryden 37 Senior Loan Fund(b)(d)	3M US L + 5.15%	01/15/31	478,923
500,000	Dryden 38 Senior Loan Fund(b)(d)	3M US L + 5.60%	07/15/30	485,162
500,000	Dryden 40 Senior Loan Fund(b)(d)	3M US L + 5.75%	08/15/31	487,500
500,000	Extended Stay America Trust(b)(d)	1M US L + 3.70%	07/15/26	503,330
9,200,604	Fannie Mae-Aces(b)(g)	0.58%	12/25/30	297,858
18,943,726	Fannie Mae-Aces(b)(g)	0.87%	07/25/32	1,408,830
5,493,701	Fannie Mae-Aces(b)(g)	1.15%	03/25/31	504,573
5,433,533	Fannie Mae-Aces(b)(g)	1.30%	09/25/30	456,668
700,000	FirstKey Homes 2020-SFR1 Trust(d)	4.28%	08/19/37	726,027
546,000	Fontainebleau Miami Beach Trust(b)(d)	3.96%	12/12/36	526,319
750,000	Freddie Mac Multifamily Structured Credit Risk(b)(d)	30D US SOFR + 3.75%	01/25/51	796,947
267,035	FREMF 2015-KF07 Mortgage Trust(b)(d)	1M US L + 4.95%	02/25/25	268,530
299,980	FREMF 2016-KF19 Mortgage Trust(b)(d)	1M US L + 5.50%	06/25/23	300,860
266,080	FREMF 2016-KF25 Mortgage Trust(b)(d)	1M US L + 5.00%	10/25/23	266,755
959,025	FREMF 2018-KF56 Mortgage Trust(b)(d)	1M US L + 5.80%	11/25/28	968,173
394,367	FREMF Mortgage Trust(b)(d)	1M US L + 5.05%	07/25/23	399,482
6,142,984	Ginnie Mae Strip(g)	1.40%	09/16/45	556,173
9,644,691	Government National Mortgage Association(b)(g)	0.04%	09/16/53	49,925
8,939,098	Government National Mortgage Association(b)(g)	0.83%	09/16/58	482,697
6,254,352	Government National Mortgage Association(b)(g)	0.99%	12/16/62	534,794
6,237,881	Government National Mortgage Association(b)(g)	1.00%	05/16/63	562,790

See Notes to Financial Statements.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$999,000	GPMT, Ltd.(b)(d)	1M US L + 2.95%	11/21/35	$994,163
1,100,000	Great Wolf Trust(b)(d)	1M US L + 3.13%	12/15/36	1,082,525
300,000	GS Mortgage Securities Corp. Trust 2018-RIVR(b)(d)	1M US L + 1.55%	07/15/35	283,558
1,577,000	GS Mortgage Securities Trust(b)(d)	4.51%	11/10/47	1,061,709
655,000	GS Mortgage Securities Trust(b)(d)	1M US L + 3.92%	07/15/31	580,485
230,000	Hawaii Hotel Trust(b)(d)	1M US L + 2.75%	05/15/38	231,023
500,000	Highbridge Loan Management 4-2014, Ltd.(b)(d)	3M US L + 5.55%	01/28/30	484,637
500,000	Highbridge Loan Management, Ltd.(b)(d)	3M US L + 5.10%	02/05/31	475,296
187,113	HPLY Trust(b)(d)	1M US L + 3.90%	11/17/36	171,528
500,000	J.P. Morgan Chase Commercial Mortgage Securities Trust(b)(d)	4.01%	10/07/31	492,012
1,062,000	JP Morgan BB Commercial Mortgage Securities Trust(b)(d)	3.36%	11/18/48	822,555
632,000	JP Morgan BB Commercial Mortgage Securities Trust(b)(d)	3.94%	02/18/48	565,221
290,000	JP Morgan BB Commercial Mortgage Securities Trust	3.99%	10/19/48	301,095
109,000	JP Morgan Chase Commercial Mortgage Securities Trust(d)	4.34%	05/05/32	110,675
111,000	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)	4.45%	05/05/32	113,019
130,000	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)	4.45%	05/05/32	128,678
136,000	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)	4.45%	05/05/32	124,259
148,000	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)	4.45%	05/05/32	128,028
80,049	JP Morgan Chase Commercial Mortgage Securities Trust	5.34%	05/15/47	64,321
411,000	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)	5.71%	02/15/46	154,219
320,000	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)	1M US L + 3.00%	07/15/36	317,123
200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2011- C5(b)(d)	5.61%	08/17/46	199,860

See Notes to Financial Statements.

Annual Report | June 30, 2021	21

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$6,476,351	JPMBB Commercial Mortgage Securities Trust(b)(g)	1.06%	09/17/47	$145,019
7,304,563	JPMBB Commercial Mortgage Securities Trust(b)(d)(g)	1.13%	08/17/46	145,234
500,000	LCM Loan Income Fund I Income Note Issuer, Ltd.(b)(d)	3M US L + 5.60%	07/16/31	462,540
500,000	LCM XIV LP(b)(d)	3M US L + 5.50%	07/20/31	454,344
500,000	LCM XVII LP(b)(d)	3M US L + 6.00%	10/15/31	472,500
6,200,000	Legacy Mortgage Asset Trust(d)(h)	4.25%	04/25/59	6,212,411
500,000	Madison Park Funding XXVI, Ltd.(b)(d)	3M US L + 6.50%	07/29/30	497,913
365,000	MFT Trust 2020-ABC(b)(d)	3.48%	02/10/30	337,915
363,000	Morgan Stanley Capital I Trust(b)(d)	6.17%	06/11/49	350,111
350,000	Morgan Stanley Capital I Trust(b)(d)	1M US L + 3.05%	07/15/35	345,765
210,000	Morgan Stanley Capital I Trust(b)(d)	1M US L + 4.35%	11/15/34	196,868
582,866	Mosaic Solar Loan Trust(d)(k)	0.00%	04/20/46	508,310
297,708	Motel 6 Trust 2017-MTL6(b)(d)	1M US L + 4.25%	08/15/34	299,553
1,662,529	New Century Home Equity Loan Trust(b)	1M US L + 0.18%	05/25/36	1,620,695
500,000	Octagon Investment Partners 26, Ltd.(b)(d)	3M US L + 8.09%	07/15/30	465,972
500,000	Octagon Investment Partners 29, Ltd.(b)(d)	3M US L + 7.25%	01/24/33	502,051
500,000	Octagon Investment Partners 40, Ltd.(b)(d)	3M US L + 6.46%	04/20/31	500,778
500,000	Octagon Investment Partners 42, Ltd.(b)(d)	3M US L + 6.75%	07/15/34	500,000
500,000	Octagon Investment Partners 45, Ltd.(b)(d)	3M US L + 7.69%	10/15/32	505,741
500,000	Octagon Investment Partners XVI, Ltd.(b)(d)	3M US L + 5.75%	07/17/30	481,250
500,000	Octagon Investment Partners XXI, Ltd.(b)(d)	3M US L + 7.00%	02/14/31	501,207
500,000	Octagon Investment Partners XXII, Ltd.(b)(d)	3M US L + 1.90%	01/22/30	498,788
500,000	OHA Credit Funding 3, Ltd.(b)(d)	3M US L + 6.25%	07/02/35	500,000
319,000	One Market Plaza Trust(d)	4.14%	02/10/32	323,989
5,043,000	Option One Mortgage Loan Trust 2006-1(b)	1M US L + 0.57%	01/25/36	4,373,794

See Notes to Financial Statements.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$1,963,842	PR Mortgage Loan Trust(b)(d)	5.90%	10/25/49	$1,967,640
1,800,000	Progress Residential Trust(d)	4.00%	07/17/26	1,813,178
4,000,000	PRPM LLC(d)(h)	3.97%	02/25/25	4,016,767
352,213	RMAT LLC(d)(h)	8.85%	11/25/35	352,742
500,000	RR 6, Ltd.(b)(d)	3M US L + 5.85%	04/15/36	494,274
35,000	Sofi Professional Loan Program Trust(d)	0.00%	08/17/43	922,515
50,000	Sofi Professional Loan Program Trust (d)(k)	0.00%	01/25/48	1,210,551
20,000	SoFi Professional Loan Program Trust(d)(k)	0.00%	05/15/46	1,048,152
28,017	SoFi Professional Loan Program, LLC(d)(k)	0.00%	08/17/48	549,323
500,000	Trimaran CAVU, Ltd.(b)(d)	3M US L + 4.72%	11/26/32	504,541
333,000	UBS-Barclays Commercial Mortgage Trust(b)(d)	4.08%	03/12/46	283,636
300,000	UBS-Barclays Commercial Mortgage Trust 2013-C5(b)(d)	4.08%	03/12/46	298,990
1,000	Upstart Securitization Trust 2021-2(k)	0.00%	06/20/31	1,005,566
440,481	VMC Finance LLC(b)(d)	1M US L + 2.65%	09/15/36	432,807
507,731	WAVE LLC(d)	7.00%	09/15/44	408,106
332,000	Wells Fargo Commercial Mortgage Trust(d)	3.12%	03/15/59	316,254
1,750,000	Willis Engine Structured Trust VI(d)	7.39%	05/15/46	1,751,516
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $76,047,976)				74,455,587

Shares/Description		Value
SHORT-TERM INVESTMENTS (10.19%)(a)
22,901,956	State Street Institutional Trust (7 Day Yield 0.01%)	$22,901,956

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,901,956)		22,901,956

TOTAL INVESTMENTS (138.89%)
(Cost $314,822,014)		$312,256,679

Series A Cumulative Perpetual Preferred Shares (-26.69%)		(60,000,000)
Loan Payable (-9.34%)		(21,000,000)
Liabilities in Excess of Other Assets (-2.86%)		(6,430,275)
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS (100.00%)		$224,826,404

See Notes to Financial Statements.

Annual Report | June 30, 2021	23

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2021

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

30D US SOFR - 30 Day SOFR as of June 30, 2021 was 0.03%

5Y US TI - 5 Year US Treasury Index as of June 30, 2021 was 0.87%

10Y US TI - 10 Year US Treasury Index as of June 30, 2021 was 1.45%

(a)	All or a portion of the security has been pledged as collateral in connection with an open credit agreement. At June 30, 2021, the value of securities pledged amounted to $312,256,679, which represents approximately 138.89% of net assets.

(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Non-income producing security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $98,781,970, which represents 43.94% of net assets as of June 30, 2021.

(e)	Security is currently in default.

(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors (the “Board”). As of June 30, 2021, the aggregate fair value of those securities was $5,719,728, representing 2.54% of net assets.

(g)	Interest only securities.

(h)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2021.

(i)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(j)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.

(k)	Issued with a zero coupon.

See Notes to Financial Statements.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Assets and Liabilities	June 30, 2021

ASSETS:
Investments in securities:
At cost	$314,822,014
At value	$312,256,679
Cash	2,009,110
Receivable for investments sold	1,442,225
Receivable for common shares sold	615,228
Interest receivable	1,478,096
Dividends receivable	125,140
Deferred offering costs (Note 9)	219,298
Prepaid and other assets	20,321
Total Assets	318,166,097

LIABILITIES:
Interest payable on facility loan	4,888
Facility loan fee payable	3,261
Loan payable (Note 7)	21,000,000
Dividend payable - Series A Cumulative Perpetual Preferred Shares	328,125
Payable for investments purchased	11,521,180
Payable for shareholder servicing	24,966
Payable to Adviser	251,857
Payable to fund accounting and administration	66,377
Payable to Transfer agency	4,250
Payable to Directors	3,613
Payable for Compliance fees	1,602
Payable for Custodian fees	20,362
Payable for Audit fees	32,500
Other payables	76,712
Total Liabilities	33,339,693
Cumulative Perpetual Preferred Shares, $0.0001 par value per share, 2,530,000 of shares authorized
Series A Cumulative Perpetual Preferred Shares (4.375%, $25 liquidation value, 2,400,000 shares issued and outstanding)	$60,000,000
Net Assets Attributable to Common Shareholders	$224,826,404

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS CONSIST OF:
Paid-in capital	$231,490,579
Total distributable earnings	(6,664,175)
Net Assets Attributable to Common Shareholders	$224,826,404

PRICING OF SHARES:
Net Assets Attributable to Common Shareholders	$224,826,404
Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	14,821,557
Net asset value per share Attributable to Common Shareholders	$15.17

See Notes to Financial Statements.

Annual Report | June 30, 2021	25

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2021

INVESTMENT INCOME:
Interest	$14,136,999
Dividends	2,923,676
Other Income	40,269
Total Investment Income	17,100,944

EXPENSES:
Investment Adviser fee	2,888,504
Accounting and Administration fees	221,742
Compliance expense	40,833
Transfer agent expenses	38,750
Interest expense on loan payable	443,740
Audit expenses	42,699
Legal expenses	64,788
Listing expense	42,769
Custodian fees	13,501
Shareholder servicing expenses	287,911
Facility Loan Fees	34,795
Director expenses	117,113
Registration expenses	1,204
Printing expenses	83,959
Insurance fee	4,505
Other expenses	23,485
Total Expenses	4,350,298
Net Investment Income	12,750,646

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	3,302,859
Net realized gain	3,302,859
Net change in unrealized appreciation/depreciation on:
Investments	20,337,186
Net change in unrealized appreciation/depreciation	20,337,186
Net Realized and Unrealized Gain on Investments	23,640,045
Dividends to Series A Cumulative Perpetual Preferred Shares	(1,799,690)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$34,591,001

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS FROM OPERATIONS:
Net investment income	$12,750,646	$11,654,381
Net realized gain/(loss)	3,302,859	(652,168)
Net change in unrealized appreciation/depreciation	20,337,186	(22,451,326)
Net increase/(decrease) in net assets resulting from operations	36,390,691	(11,449,113)
Distributions to Preferred Shareholders	(1,799,690)	–
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	34,591,001	(11,449,113)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(14,029,045)	(12,194,880)
From tax return of capital	(14,002,069)	(14,373,741)
Net decrease in net assets attributable to common shareholders from distributions to common shareholders	(28,031,114)	(26,568,621)

PREFERRED SHARE TRANSACTIONS:
Issuance and offering costs for Series A Cumulative Perpetual Preferred Shares	(2,538,182)	–
Net decrease in net assets attributable to common shareholders from preferred share transactions	(2,538,182)	–

COMMON SHARE TRANSACTIONS:
Proceeds from common shares sold, net of offering costs	21,179,313	38,314,287
Reinvestment of distributions	115,824	–
Net increase in net assets attributable to common shareholders from common share transactions	21,295,137	38,314,287

Net Increase in Net Assets attributable to common shareholders	25,316,842	296,553

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	199,509,562	199,213,009
End of period	$224,826,404	$199,509,562

See Notes to Financial Statements.

Annual Report | June 30, 2021	27

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
OTHER INFORMATION:
Common Share Transactions:
Common Shares outstanding - beginning of period	13,384,868	11,013,787
Common Shares sold	1,429,104	2,371,081
Common Shares issued in reinvestment of distributions	7,585	–
Common Shares outstanding - end of period	14,821,557	13,384,868

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$36,390,691
Adjustments to reconcile net increase in net assets attributable to common shareholders from operations to net cash used in operating activities:
Purchases of investment securities	(148,980,566)
Proceeds from disposition of investment securities	147,235,661
Amortization of premium and accretion of discount on investments, net	1,557,278
Net purchases of short-term investment securities	(14,683,076)
Net realized (gain)/loss on:
Investments	(3,302,859)
Net change in unrealized appreciation/depreciation on:
Investments	(20,337,186)
(Increase)/Decrease in assets:
Interest receivable	(217,638)
Dividends receivable	107,973
Deferred offering costs	(66,326)
Prepaid and other assets	11,345
Increase/(Decrease) in liabilities:
Facility Loan Fee payable	(37,985)
Decrease in interest due on loan payable	(15,840)
Payable for shareholder servicing	3,389
Payable to Transfer agency	500
Payable to Adviser	36,091
Payable to fund accounting and administration fees	1,946
Payable to Directors and Officers	3,613
Payable for Audit fees	7,500
Payable for Compliance fees	(481)
Payable for Custodian fees	13,501
Other payables	43,314
Net cash used in operating activities	$(2,229,155)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of Series A Cumulative Perpetual Preferred Shares	$60,000,000
Issuance and offering costs for issuance of Series A Cumulative Perpetual Preferred Shares	(2,538,182)
Payments on bank borrowing	(44,500,000)
Proceeds from sale of capital shares	20,564,085
Cash distributions paid to common shareholders - net of distributions reinvested	(27,915,290)
Cash distributions paid to preferred shareholders	(1,471,565)
Net cash provided by financing activities	$4,139,048

Net increase in cash and restricted cash	$1,909,893
Cash and restricted cash, beginning of period	$99,217
Cash and restricted cash, end of period	$2,009,110

See Notes to Financial Statements.

Annual Report | June 30, 2021	29

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2021

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest expense and fees for line of credit	$459,580
Reinvestment of distributions	$115,824

See Notes to Financial Statements.

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Page Intentionally Left Blank

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss)(c)
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From tax return of capital
Total distributions to common shareholders
Less distributions to preferred shareholders:
From net investment income(e)
Total distributions to preferred shareholders
Common share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total common share transactions
Preferred Share issuance and offering costs charged to paid-in capital
Total preferred share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(h)
Total Return - Market Price(h)
Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets(j)(k)
Ratio of net investment income
Portfolio turnover rate
Loan payable (in thousands)
Asset coverage per $1,000 of loan payable(m)
Cumulative Perpetual Preferred Stock (in thousands)
Asset coverage per $1,000 of Cumulative Perpetual Preferred Stock(n)

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018		For the period Ended June 30, 2017(a)
$14.91		$18.09		$18.75	$20.04		$19.60

0.92		0.95		0.94	1.06		0.94
1.73		(1.72)		0.40	(0.64)		0.46
2.65		(0.77)		1.34	0.42		1.40

(1.02)		(1.11)		(1.18)	(1.40	)(d)	(0.92)
(1.01)		(1.07)		(0.82)	(0.31)		–
(2.03)		(2.18)		(2.00)	(1.71)		(0.92)

(0.13)		–		–	–		–
(0.13)		–		–	–		–

(0.05	)(f)	(0.22	)(f)	–	–		–
0.00	(g)	(0.01)		–	–		–
(0.05)		(0.23)		–	–		–
(0.18)		–		–	–		–
(0.18)		–		–	–		–
0.26		(3.18)		(0.66)	(1.29)		0.44
$15.17		$14.91		$18.09	$18.75		$20.04
$15.58		$13.91		$17.06	$17.69		$19.54
16.88%		(5.31%)		7.78%	2.12%		7.10	%(i)
28.67%		(6.33%)		8.50%	(0.65%)		2.50	%(i)

$224,826		$199,510		$199,213	$206,561		$220,768
2.10%		2.84%		3.16%	2.67%		2.14	%(l)
6.15%		5.73%		5.17%	5.42%		5.28	%(l)
54%		43%		27%	23%		35	%(i)
$21,000		$65,500		$73,500	$73,500		$71,500
14,563		4,046		3,711	3,811		4,090
$60,000		$–		$–	$–		$–
4,753		–		–	–		–

See Notes to Financial Statements.

Annual Report | June 30, 2021	33

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

(a)	Commenced operations on September 28, 2016.

(b)	Based on average shares outstanding during the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying closed-end funds in which the Fund invests. The ratio does not include net investment income of the closed-end funds in which the Fund invests.

(d)	Includes net realized gain distributions of (0.09).

(e)	Calculated using the average shares method.

(f)	Represents the impact of the Fund's rights offering of 472,995 shares in October 2020 and 2,371,081 shares in December 2019 at a subscription price per share based on a formula. For more details please refer to Note 9 of the Notes to Financial Statements.

(g)	Less than $0.005 per share.

(h)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(i)	Not annualized.

(j)	Includes interest expenses, as applicable, of 0.21% for the year ended June 30, 2021, 0.91% for the year ended June 30, 2020, 1.23% for the year ended June 30, 2019, 0.87% for the year ended June 30, 2018 and 0.46% for the period from September 28, 2016 (commencement of operations) through June 30, 2017.

(k)	Does not include expenses of the closed-end funds in which the Fund invests.

(l)	Annualized.

(m)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.

(n)	Calculated by subtracting the Fund's cumulative total liabilities (excluding dividend payable on cumulative perpetual preferred shares) from the Fund's total assets and dividing by the cumulative perpetual preferred shares balance.

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a closed-end management investment company that was organized as a Maryland corporation on June 22, 2016, and commenced investment operations on September 28, 2016. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is DoubleLine Capital, LP (“Sub-Adviser”). The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among two principal strategies; under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2021.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Annual Report | June 30, 2021	35

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Preferred Stock: In accordance with ASC 480-10-25, the Fund’s Series A Term preferred shares have been classified as equity on the Statement of Assets and Liabilities. Refer to “Note 8. Cumulative Perpetual Preferred Stock” for further details.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Common Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund has been treated as, and intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions to Common Shareholders: Distributions to common shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to common shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per common share of the Fund.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders, stated in terms of a rate equal to 12.5% of the average of the Fund’s NAV per common share for the final five trading days of the previous calendar year. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1586 per common share for the year ended June 30, 2021.

Previously, the Board approved the adoption of a managed distribution plan in accordance with a Section 19(b) exemptive order whereby the Fund made monthly distributions to common shareholders set at a fixed monthly rate of $0.15 per common share.

The amount of the Fund’s distributions pursuant to the managed distribution plan are not related to the Fund’s performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend, suspend or terminate the managed distribution plan at any time without notice to common shareholders.

Distributions to holders of cumulative perpetual preferred stock are accrued on a daily basis as described in Note 8.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Annual Report | June 30, 2021	37

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or Valuation Committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign government bonds and notes, supranationals and foreign agencies, asset backed obligations, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, and collateralized loan obligations are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

Short-term investments in fixed income securities, excluding money market funds, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the Valuation Committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

Annual Report | June 30, 2021	39

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

The following is a summary of the inputs used at June 30, 2021 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$23,401,292	$–	$–	$23,401,292
Business Development Companies	6,503,195	–	–	6,503,195
Bank Loans	–	13,835,699	–	13,835,699
Business Development Company Notes	8,858,571	5,284,859	–	14,143,430
Common Stocks	5,485,763	–	–	5,485,763
Preferred Stocks	1,026,520	–	–	1,026,520
Collateralized Loan Obligations	–	12,207,965	–	12,207,965
Convertible Corporate Bonds	–	5,047,772	–	5,047,772
U.S. Corporate Bonds	–	7,836,726	–	7,836,726
U.S. Government / Agency Mortgage Backed Securities	–	90,847,401	–	90,847,401
U.S. Government Bonds and Notes	–	20,798,828	–	20,798,828
Foreign Corporate Bonds	–	13,036,975	–	13,036,975
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	727,570	–	727,570
Non-Agency Collateralized Mortgage Obligations	–	74,455,587	–	74,455,587
Short-Term Investments	22,901,956	–	–	22,901,956
Total	$68,177,297	$244,079,382	$–	$312,256,679

Asset Type	Balance as of June 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2021
Business Development Company Notes	$1,991,000	$–	$–	$–	$–	$–	$–	$–	$(1,991,000)	$–	$–
	$1,991,000	$–	$–	$–	$–	$–	$–	$–	$(1,991,000)	$–	$–

Securities transferred out of Level 3 due to available quotations from a pricing service.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Fund. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities other than debt representing leverage and any preferred stock that may be outstanding.

DoubleLine Capital, LP is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, provides or arranges to be provided to the Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the Fund consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.50% of the average daily managed assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Fund’s custodian.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees except as noted below. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors not employed by the Adviser or Sub-Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO’s compensation.

Annual Report | June 30, 2021	41

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

5. FEDERAL INCOME TAXES

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2021 and June 30, 2020, was as follows:

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Ordinary Income	$14,029,045	$12,194,880
Return of Capital	15,473,634	14,373,741
Total	$29,502,679	$26,568,621

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2021, certain differences were reclassified. These differences were primarily due to book/tax distribution differences and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Paid-in capital	Total distributable earnings
$1,613,373	$(1,613,373)

At June 30, 2021, the components of distributable earnings on a tax basis for the Fund was as follows:

Preferred distributions payable	$(328,125)
Accumulated Capital Loss	$(3,277,610)
Unrealized Depreciation	$(3,058,440)
Total	$(6,664,175)

Capital Losses: As of June 30, 2021, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the IRC and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the IRC. The capital loss carryforwards may be carried forward indefinitely. Capital losses carried forward for the year ended June 30, 2021, were as follows:

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

Non-Expiring Short- Term	Non-Expiring Long- Term
$1,166,010	$2,111,600

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2021, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Cost of investments for income tax purposes	$315,315,119
Gross appreciation on investments (excess of value over tax cost)	11,504,466
Gross depreciation on investments (excess of tax cost over value)	(14,562,906)
Net unrealized depreciation on investments	$(3,058,440)

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales and grantor trusts.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2018 remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2021, excluding short-term investments, were as follows:

Purchases	Sales
$138,387,706	$147,501,158

Investment Transactions in long-term U.S. government obligations for the year ended June 30, 2021 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$21,989,040	$–

Annual Report | June 30, 2021	43

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

7. REVOLVING CREDIT FACILITY

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowings or issuance.

On December 16, 2016, the Fund entered into a $75,000,000 secured, revolving, evergreen credit facility with U.S. Bank National Association (“U.S. Bank”). The Fund incurred a $75,000 administrative fee upon entering into the credit facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 0.95 percent. The credit facility will accrue a commitment fee equal to an annual rate of 0.10 percent on $75,000,000.

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended June 30, 2021 was approximately $38,205,479 and 1.13%, respectively, and the maximum borrowing during the year was $65,000,000. At June 30, 2021 the principal balance outstanding was $21,000,000 at an interest rate of 1.04%. Securities that have been pledged as collateral for the borrowings are indicated in the Schedule of Investments.

8. CUMULATIVE PERPETUAL PREFERRED STOCK

At June 30, 2021, the Fund had issued and outstanding 2,400,000 shares of Series A Cumulative Perpetual Preferred Stock, listed under trading symbol OPPPRA on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,400,000 shares of Series A Cumulative Perpetual Preferred Stock on October 23, 2020. The Series A Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 4.375% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to November 15, 2025, and is subject to mandatory redemption by the Fund in certain circumstances. On or after November 15, 2025, the Fund may redeem in whole, or from time to time in part, outstanding Series A Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption.

Series	First Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	November 15, 2025	4.375%	2,400,000	$60,000,000	$59,592,000

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

9. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On November 1, 2019 and August 12-13, 2020, the Board approved rights two offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders received one right for each common share held on the Record Date (“Right”). For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record Date Shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other Record Date Shareholders. The Fund issued new shares of common stock at a subscription price that represented 92.5% of the reported net asset value on the expiration date of each rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of Common Stock Issued	Subscription Price	Offering Costs
November 12, 2019	December 10, 2019	2,371,081	$16.21	$120,935
September 3, 2020	October 1, 2020	472,995	$13.88	$122,545

The Fund has issued and outstanding 14,821,557 shares of common stock at June 30, 2021.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. LIBOR TRANSITION

Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Fund. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Annual Report | June 30, 2021	45

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2021

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2021, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2021	July 16, 2021	July 30, 2021	$0.1586
August 16, 2021	August 17, 2021	August 31, 2021	$0.1586

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Report of Independent Registered Public Accounting Firm	June 30, 2021

To the Shareholders and Board of Directors of
RiverNorth/Doubleline Strategic Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (the “Fund”) as of June 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2021

Annual Report | June 30, 2021	47

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2021 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2021 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2021	49

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Additional Information	June 30, 2021 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated June 30, 2020 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is current income and overall total return.

Principal Investment Strategies and Policies

Since the prior disclosure date, investments in special purpose acquisition companies (“SPACs”) was added to the Fund’s Tactical Closed-End Fund Income Strategy.

The Fund seeks to achieve its investment objective by allocating its Managed Assets between the two principal strategies described below. RiverNorth Capital Management, LLC (the “Adviser”) determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy (as described below) and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy (as described below).

Tactical Closed-End Fund Income Strategy (10%-35% of Managed Assets). This strategy seeks to (i) generate returns through investments in closed-end funds, special purpose acquisition companies (“SPACs”), exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in closed-end funds, SPACs and ETFs, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with closed-end funds. All Underlying Funds in which the Fund invests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions: (i) no more than 20% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “equity” Underlying Funds; (ii) no more than 60% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in below investment grade (also known as “high yield” and “junk”) and “senior loan” Underlying Funds; and (iii) no more than 25% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “emerging market income” Underlying Funds. The Fund will also limit its investments in closed-end funds (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. The types of Underlying Funds referenced in this paragraph are categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this disclosure) apply only at the time of purchase. The Fund’s shareholders indirectly bear the expenses, including the management fees, of the Underlying Funds.

Under Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (“1940 Act”), the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1- 4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

Annual Report | June 30, 2021	51

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The Underlying Funds in which the Adviser seeks to invest will generally focus on a broad range of fixed income securities or sectors, including Underlying Funds that invest in the following securities or sectors: convertible securities, preferred stocks, high yield securities, exchange-traded notes, structured notes, dividend strategies, covered call option strategies, real estate-related investments, energy, utility and other income-oriented strategies. In addition, the Fund may invest directly in debt securities issued by certain credit-oriented, unlisted Underlying Funds, including BDCs, identified by the Adviser in its due diligence process (“Private Debt”). The Adviser believes investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms than similar publicly traded debt investments with similar risk profiles.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from S&P® Global Ratings Services (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or DoubleLine Capital LP (the “Subadviser”) to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and other portfolio securities; however, the Fund may at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets is in Hedging Positions (as determined based on the market value of such Hedging Positions).

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund will not engage in any short sales of securities issued by closed-end funds and BDCs. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Under the Tactical Closed-End Fund Income Strategy, the Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own net asset value as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its net asset value. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own net asset value declines in value.

Opportunistic Income Strategy (65%-90% of Managed Assets). This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts (“REITs”). At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

Under this strategy, the Fund may invest in securities of any credit quality, including, without limit, securities that are rated below investment grade, except that the Fund invests at least 20% of the Managed Assets allocated to this strategy in securities rated investment grade (or unrated securities judged by the Subadviser to be of comparable quality). In addition, the Subadviser does not currently expect that the Fund will invest more than 15% of the Managed Assets allocated to this strategy in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated below B-by Moody’s and below B3 by S&P or Fitch (or unrated securities determined by the Subadviser to be of comparable quality). The Fund’s investments in below investment grade securities under this strategy may include securities receiving the lowest ratings from S&P (i.e., D-), Fitch (i.e., D-) or Moody’s (i.e., C3), or comparably rated by another NRSRO or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

Annual Report | June 30, 2021	53

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The Fund invests no more than 20% of its Managed Assets allocated to the Opportunistic Income Strategy in non-U.S. investments, including emerging market investments.

Investments under the Opportunistic Income Strategy may include, without limitation as to the Fund’s Managed Assets allocated to this strategy, mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”). These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status.

Investments under the Opportunistic Income Strategy may include mortgage- or asset-backed securities of any kind, including, by way of example, mortgage-or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages, which are subject to certain special risks.

Mortgage-or asset-backed securities may include, among other things, securities issued or guaranteed by the United States Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage-or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, collateralized debt obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid REIT securities; bank loans (including, among others, participations, assignments, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action.

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Use of Leverage

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. On December 16, 2016, the Fund entered into a $75,000,000 secured, revolving, evergreen credit facility with U.S. Bank National Association (the “USB Facility”). The borrowing rate under the USB Facility is equal to one-month LIBOR plus 0.95%. The average principal balance and interest rate for the fiscal year ended June 30, 2021 was approximately $38,205,479. As of June 30, 2021, the principal amount of borrowings under the USB Facility was $21,000,000, representing approximately 8.54% of the Fund’s Managed Assets.

In addition to the USB Facility, as of June 30, 2021, the Fund had outstanding 2,400,000 shares of Series A Preferred Stock. As of the same date, the average liquidation preference of the Series A Preferred Stock outstanding was $25.00. The Series A Preferred Stock ranks senior in right of payment to the Common Shares and is subordinated in right of payment to borrowings under the USB Facility. The Fund’s issuance of preferred shares is not treated as leverage for financial reporting purposes.

Issuance of common shares will enable the Fund to increase the aggregate amount of its leverage. The Fund may achieve such increase in leverage through additional borrowings and/or the issuance of Preferred Shares and/or debt securities. However, there is no assurance that the Fund will increase the amount of its leverage or utilize leverage in addition to the credit facility or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional common shares, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. The Fund’s common shares are likely to be junior in liquidation and distribution rights to amounts owed pursuant to any additional leverage instruments that may be utilized by the Fund in the future.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. For example, under the agreement for the USB Facility, the Fund may be restricted from issuing senior securities representing indebtedness to an amount that could be less than what it might otherwise be permitted to issue under the 1940 Act.

Annual Report | June 30, 2021	55

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Notwithstanding the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., reverse repurchase agreements and total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the foregoing limitation if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, pursuant to a rule recently adopted by the SEC, the Fund will become subject to new regulations that govern the use of such derivatives and other transactions during the third quarter of 2022. Once implemented, the new SEC rule will impose, among other things, new limits on the amount of derivatives and other transactions that a fund can enter into and eliminate the asset segregation framework that the Fund currently uses to comply with Section 18 of the 1940 Act. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the common shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%. Normally, common shareholders will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Due to the Fund’s issuance of Series A Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Common Shares and shares of the Series A Preferred Stock in proportion to the total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund under the foregoing limitation; however, under certain circumstances in which the Fund does not establish and maintain such segregated account, or earmark such assets on its books and records, such reverse repurchase agreement is considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks as leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. The Fund’s use of leverage through reverse repurchase agreements is subject to the Fund’s policy with respect to the use of leverage.

Effects of Leverage. Assuming the utilization of leverage through borrowings by the Fund in the aggregate amount of approximately 8.54% of the Fund’s net assets, at a weighted average interest rate or payment rate of 1.78% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leveraged expenses) must exceed 0.17% in order to cover such interest or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return assuming investment portfolio returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-11.12%	-5.66%	-0.19%	5.28%	10.74%

Total return is composed of two elements—the dividends on shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

Annual Report | June 30, 2021	57

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Various risk factors included below have been updated since the prior disclosure date to reflect certain updates.

Investment-Related Risks:

With the exception of underlying fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That being said, each risk described below may not apply to each Underlying Fund.

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the net asset value of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks. The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Fixed Income Securities Risks. The Fund and the Underlying Funds may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk” bonds. The Fund and the Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks (in addition to those described elsewhere):

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit ratings or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Fund and the Underlying Funds in which it invests may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities/Junk Bond Risk. The Fund and the Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

Interest Rate Risk. The Fund’s or an Underlying Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. In addition, this rise in interest rates may negatively impact the Fund’s or the Underlying Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

LIBOR Risk. The Fund’s or the Underlying Funds’, interest payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In July of 2017, the head of the UK Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Underlying Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. The inclusion of LIBOR Risk under the Risk Factors section is a material change since the prior disclosure date.

Annual Report | June 30, 2021	59

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Prepayment and Extension Risk of Mortgage-Backed Securities: In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Illiquidity Risk of Mortgage-Backed Securities and Mortgage Markets. The liquidity of mortgage- backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. The mortgage markets are facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Commercial Mortgage-Backed Securities. Many of the risks of investing in commercial mortgage- backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Residual and Equity Tranches. Investments in lower tranches of a mortgage-related security are especially sensitive to the rate of defaults in the collateral pool. The Fund’s exposure to lower tranches of non-agency mortgage-backed securities may be greater than those set out in the Fund’s investment limits as a result of any investments in such securities by the Underlying Funds in which the Fund invests.

Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Interest and Principal Only Securities Risk. The Fund may invest in “stripped mortgage-backed securities,” which pay to one class all of the interest from the mortgage assets (the interest- only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Annual Report | June 30, 2021	61

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Mortgage Market/Sub-Prime Risk. The residential mortgage market in the United States has experienced difficulties that, when present, may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime loans, which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and second-lien mortgage loans), and a decline in or flattening of housing values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. During periods of market difficulties reduced investor demand and increased investor yield requirements have at times caused limited liquidity in the secondary market for mortgage-related securities, reducing the value of such securities.

Corporate Debt Securities Risk. The Fund and Underlying Funds may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Tactical Municipal Closed-End Fund Strategy Risk. The Fund invests in closed-end funds as a principal part of the Tactical Municipal Closed-End Fund Strategy. The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The Fund may invest in BDCs as a principal part of the Tactical Closed-End Fund Strategy. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Underlying Fund Risks. The expenses of the Fund will generally be higher than the direct expenses of other fund shares because the Fund indirectly bears fees and expenses charged by the Underlying Funds in which it invests, and the Fund may also incur brokerage costs when it purchases shares of Underlying Funds. Additionally, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. The inclusion of SPAC Risk under the Risk Factors section is a material change since the prior disclosure date.

Private Debt Risk. In addition to the general risks of all debt, private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, valuation of such debt might be more difficult.

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Annual Report | June 30, 2021	63

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Loan Risk. The Fund or an Underlying Fund’s investment in loans includes the risk that (i) if a fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the fund to collect the principal and interest payments on that borrower’s loans or adversely affect the fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) the fund’s investments in loans may be subject to increased liquidity and valuation risks, risks associated with collateral impairment or access, and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

Asset-Backed Securities Risk. An investment in asset-backed securities involves the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments.

Micro-, Small- and Medium-Sized Company Risks. The Fund, and the Underlying Funds in which it invests, may invest in securities without regard to market capitalization. Investments in securities of micro-, small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies also often trade in lower volumes, have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Since these stocks are often less well known, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Micro-, small- and medium- sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations and other CDOs are privately offered and may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser or Subadviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REIT Risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The value of equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. By investing in REITs directly or indirectly through the Underlying Funds, the Fund indirectly bears its proportionate share of the expenses of the REITs, which are not included in the Fund’s expense table as acquired fund fees and expenses.

Annual Report | June 30, 2021	65

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Equity Securities Risk. Underlying Funds may invest in equity securities, which are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Underlying Funds have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by Underlying Funds may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stocks to decline.

Warrants Risks. The Fund and the Underlying Funds may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

Short Sale Risks. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk, will also result in higher transaction costs and may result in higher taxes.

Reverse Repurchase Agreements Risks. The use by the Fund of reverse repurchase agreements involves many of the same risks associated with the Fund’s use of bank borrowings since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase, and that the securities may not be returned to the Fund. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices; expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Annual Report | June 30, 2021	67

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Sovereign Debt Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

U.S. Government Securities Risk. The Fund and the Underlying Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government or its agencies, instrumentalities or government-sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund or an Underlying Fund does not imply that the Fund’s or the Underlying Fund’s shares are guaranteed or that the price of the Fund’s or the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund or an Underlying Fund invests defaults, and the U.S. government does not stand behind the obligation, the Fund’s or an Underlying Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. All U.S. government obligations are subject to interest rate risk.

Municipal Securities Risk. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds and municipal securities may be less liquid than such securities. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s or Underlying Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity and the rating of the issue. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal.

Rating Agency Risk. Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, by the third quarter of 2022, the Fund will be required to implement and comply with new Rule 18f-4 under the 1940 Act, which, once implemented, will eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act with respect to funds’ use of derivatives and impose limits on the amount of derivatives a fund can enter into, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Disruption and Geopolitical Risks. The Fund and Underlying Funds may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s or an Underlying Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 are becoming more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Annual Report | June 30, 2021	69

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short- term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Structural Risks:

Market Discount. Common stock of closed-end funds frequently trades at a discount from its net asset value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which could cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Subadviser is not retained, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the municipal bond income strategy, which might have adverse effect on an investment in the Fund.

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Contingent Conversion Risk. The Fund will bear the costs associated with calling a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. In the event of conversion to an open-end management investment company, the shares would cease to be listed on the New York Stock Exchange or other national securities exchange, and such shares would thereafter be redeemable at the Fund’s net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to the Fund’s net asset value. Any borrowings (other than borrowings from a bank) or preferred stock of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflict of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Subadviser, creating a financial incentive to for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Annual Report | June 30, 2021	71

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Annual Report | June 30, 2021	73

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Initial term expires in 2024. Has served since 2016.	Managing Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	10	RiverNorth Opportunities Fund, Inc. (2013 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2022. Has served since 2019.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to present); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to present).	7	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth ALPS Series Trust (9 funds) (2012 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John S. Oakes (1943)	Director	Initial term expires in 2024. Has served since 2016.	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) 2013 to 2017).	10	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Specialty Finance Corporation (2015 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).

Annual Report | June 30, 2021	75

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2019.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	10	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Specialty Finance Corporation (2018 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Funds (3 funds) (2018 to present); Managed Portfolio Series (33 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).

1.	The mailing address of each Director is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2.	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Specialty Finance Corporation.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	President, Principal Executive Officer and Director	Indefinite. Has served since 2016.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	10	Board of Managers RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present); RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).

Annual Report | June 30, 2021	77

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by the Director During the Past 5 Years
Jerry Raio (1955)[4]	Director	Initial term expires in 2020. Has served since 2018.	Head of Capital Markets, ClickIPO (Since 2018); President, Arbor Lane Advisors, Inc. (Since 2018); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	7	Board of Managers RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present); RiverNorth Opportunities Fund, Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2019.	Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).	N/A	Board of Managers RiverNorth Capital Management, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by the Director During the Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2019.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

1.	The mailing address of each Director and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2.	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and RiverNorth Specialty Finance Corporation.
3.	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.
4.	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his prior position as Managing Director-Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other Funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2021	79

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

John S. Oakes

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Sub Adviser

DoubleLine Capital LP

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020 the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $27,500, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,699 and $3,134, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020 the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2021 and June 30, 2020 were $0 and $0, respectively. For the fiscal years ended June 30, 2021 and June 30, 2020, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

DoubleLine® Capital LP (the “Subadviser”)

Jeffrey E. Gundlach is a co-portfolio manager of the Opportunistic Income Strategy for the Fund. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of the Subadviser. He is also the Chairman of the Subadviser’s Fixed Income Asset Allocation Committee. Mr. Gundlach is a graduate of Dartmouth College, summa cum laude, with degrees in Mathematics and Philosophy. He attended Yale University as a Ph.D. candidate in Mathematics.

 Jeffrey J. Sherman is a co-portfolio manager of the Opportunistic Income Strategy for the Fund Mr. Sherman joined the Subadviser in December 2009. He is the Deputy Chief Investment Officer, participates on the Fixed Income Asset Allocation Committee and is a portfolio manager for derivative-based and multi-asset strategies. Mr. Sherman was previously a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a B.S. in Applied Mathematics from the University of the Pacific and a M.S. in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder.

(a)(2)        As of July 30, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of July 30, 2021
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	11 $4.26 Billion	0 $0	4 $826 million	4 $826 Million	3 $59 million	2 $30 million
Stephen O’Neill	11 $4.12 Billion	0 $0	4 $826 Million	4 $826 Million	3 $59 million	2 $30 million
Jeffrey E. Gundlach	34 $103.063 Billion	0 $0	16 $8.998 Billion	2 $1.996 Billion	75 $20.632 Billion	2 $965 million
Jeffrey J. Sherman	24 $44.548 Billion	0 $0	8 $3.348 Billion	0 $0	19 $7.418 Billion	0 $0

(a)(3)      Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Subadviser Compensation

Mr. Gundlach’s and Mr. Sherman’s total compensation is determined by the Subadviser. The overall objective of the compensation program for portfolio managers employed by the Subadviser is for the Subadviser to attract competent and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Subadviser’s portfolio managers for their contribution to the success of their clients and the Subadviser. The Subadviser portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Subadviser.

●	Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.

●	Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

●	Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Subadviser, through direct ownership interests in the Subadviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Subadviser as a whole. Participation is generally determined in the discretion of the Subadviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Subadviser.

●	Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Subadviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Subadviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

●	Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Subadviser’s leadership criteria.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although the portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

 The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliate

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	$100,001-$500,000
Stephen A. O’Neill	$0
Jeffrey E. Gundlach	$0
Jeffrey J. Sherman	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 7, 2021

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 7, 2021